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                                 EXHIBIT 10.10
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        1993 INCENTIVE STOCK OPTION PLAN (AS AMENDED) OF THE REGISTRANT
                            AND FORM OF STOCK OPTION
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                                                                   EXHIBIT 10.10
                                                                   -------------


                                SCANSOURCE, INC.
                        1993 INCENTIVE STOCK OPTION PLAN
                                  (AS AMENDED)


       1. Purpose. The purposes of this 1993 Incentive Stock Option Plan (the "Plan") are to: (1) closely associate the interests of the employees of ScanSource, Inc. (the "Company") with the shareholders by reinforcing the relationship between employees' rewards and shareholder gains; (2) provide selected employees with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value; (3) maintain competitive compensation levels; and (4) provide an incentive to employees for continuous employment with the Company. The stock options granted under the Plan are intended to qualify as incentive stock options within the meaning of Internal Revenue Code Section 422.

       2. Amount of Stock. The total number of shares of Common Stock to be subject to options granted on and after July 1, 1993 pursuant to the Plan shall not exceed 280,000 shares of the Company's Common Stock. In the event that options granted under this Plan shall lapse without being exercised in whole or in part, other options may be granted covering the shares not purchased under such lapsed options.

       3. Stock Option Committee. The Board of Directors shall from time to time appoint a Committee (the "Committee"), which may also be the Compensation Committee of the Board of Directors, to serve under this Plan. The Committee shall consist of two or more directors.

       4. Eligibility and participation. Options may be granted pursuant to the Plan to any officer or employee of the Company. From time to time the Committee shall select the officers and employees to whom options may be granted by the Board of Directors and shall determine the number of shares to be covered by each option so granted. Future as well as present officers and employees (including officers and employees who are directors but who are not members of the Committee) shall be eligible to participate in the Plan. Directors who are members of the Committee or who are not officers or employees of the Company are not eligible to participate in the Plan. No option may be granted under the Plan after June 30, 2003.

       5. Option Agreement. The terms and provisions of options granted pursuant to the Plan shall be set forth in an agreement, herein called Option Agreement, between the Company and the employee receiving the same. The Options may be in such form, not inconsistent with the terms of this Plan, as shall be approved by the Board of Directors.

       6. Price. The purchase price per share of Common Stock purchasable under options granted pursuant to the Plan shall not be less that 100 percent of the fair market value at the time the options are granted. The purchase price per share of Common Stock purchasable under options granted pursuant to this Plan to a person who owns more than 10 percent of the voting power of the Company's voting stock shall not be less than 110 percent of the fair market value of such shares, at the time the options are granted. For the purposes of the preceding sentence (a) the employee shall be considered as owning the stock owned directly or indirectly by or for himself, the stock which the employee may purchase under outstanding options and the stock owned, directly or indirectly, by or for his brothers and sisters (whether of the whole or half blood), spouse, ancestors, and lineal descendants and (b) stock owned directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. For all purposes of this Plan, the fair market value of the Common Stock of the Company shall be determined in good faith at the time of the grant of any option by decision of the Stock Option Committee. In making such determination, the Stock Option Committee shall not take into account the effect of any restrictions on the Common Stock other than restrictions which, by their terms,

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will never lapse.  The full purchase price of shares purchased shall be paid upon exercise of the option. Under certain circumstances such purchase price per share shall be subject to adjustment as referred to in Section 10 of this Plan.

       7. Option period. No option granted pursuant to the Plan shall be exercisable after the expiration of ten years from the date the option is first granted. No option granted pursuant to the Plan to a person then owning more than 10 percent of the voting power of the Company's voting stock shall be exercisable after the expiration of five years from the date the option is first granted. For the purposes of the preceding sentence (a) the employee shall be considered as owning the stock owned directly or indirectly by or for himself, the stock which the employee may purchase under outstanding options and the stock owned, directly or indirectly, by or for his brothers and sisters (whether of the whole or half blood), spouse, ancestors, and lineal descendants and (b) stock owned directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. The expiration date stated in the Option Agreement is hereafter called the Expiration Date.

       8. Termination of employment. The Option Agreement shall provide that upon the occurrence of the employee ceasing to be employed by the Company as a result of a termination of employment for cause by the Company, any unexercised option of employee shall terminate and become null and void immediately upon such termination of employment. Upon a termination of employment by reason of disability, death or retirement or a termination at the Company's or the employee's election (other than a termination for cause by the Company), the Option Agreement shall provide that an outstanding and unexercised option may be exercised during a time not exceeding the following periods:

     (a) the one-year period following the date of such termination of the employee's employment in the case of a disability (within the meaning of Section 22(e)(3) of the Code),

     (b) the one-year period following the date of an employee's death, and

     (c) the three-month period following the date of such termination in the case of retirement on or after attainment of age 65, or termination in the case of disability other than as described in (a) above, or termination at the Company's or the employee's election (other than termination for cause by the Company).

In no event, however, shall any such period extend beyond the Expiration Date.

       9. Assignability. The Option Agreement shall provide that the option granted thereby shall not be transferable or assignable by the employee otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the Rules thereunder. During the lifetime of the employee, the option granted shall be exercisable only by the employee.

       10. Adjustment in case of stock splits, stock dividends, etc. The Option Agreement may contain such provisions as the Board of Directors may approve as equitable concerning the effect upon options granted and the option price due to
(a) stock dividends upon, or subdivisions, split-ups, combinations, consolidations or reclassifications of, the securities purchasable under the option, or (b) proposals to merge or consolidate the Company or to sell all or substantially all of its assets, or to liquidate or dissolve the Company.

       11. Stock for Investment. The Option Agreement shall provide that the employee shall upon each exercise of a part or all of the option granted represent and warrant that his purchase of stock pursuant to such option is for investment only, and not with a view to distribution involving a public offering. At any time the Board of Directors of the Company may waive the requirement of such a provision in any Option Agreement entered into under this Stock Option Plan of the Company. The Option Agreement may also provide such

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additional restrictions and requirements concerning the exercise of options and issuance of shares as the Company determines in its discretion are necessary to meet all applicable laws, rules, and regulations, and to obtain such approvals as may be required by any governmental agencies, including state and Federal securities agencies and national securities exchanges.

       12. Amendment of the Plan. The Board of Directors of the Company may from time to time alter, amend, suspend or discontinue the Plan and make rules for its administration, except that the Board of Directors shall not amend the Plan in any manner which would have the effect of preventing options issued under the Plan from being "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986. However, nothing in this Plan shall be deemed to prevent the Board of Directors from issuing non-qualified stock options to any officer or employee.

       13. Options discretionary. The granting of options under the Plan shall be entirely discretionary with the Stock Option Committee and nothing in the Plan shall be deemed to give any officer or employee any right to participate in the Plan or to receive options.

       14. Limitation as to amount. No person to whom options are granted hereunder shall receive options, first exercisable during any single calendar year, for shares, the fair market value of which (determined at the time of grant of the options) exceeds $100,000. Accordingly, no optionee shall be entitled to exercise options in any single calendar year, for shares of Common Stock the value of which (determined at the time of grant of the options) exceeds $100,000.

       15. Stockholder approval. The Plan will be submitted to the stockholders of the Company for approval by the holders of a majority of the outstanding shares of stock of the Company. If the Plan is not approved by the holders of a majority of the outstanding shares of stock of the Company by June 30, 1994, then the Plan shall terminate and any options granted hereunder shall be void and of no further force or effect.

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               SCANSOURCE, INC. INCENTIVE STOCK OPTION AGREEMENT

                        GRANT OF INCENTIVE STOCK OPTION

                       Date of Grant:              , 19
                                      -------------    --

       THIS GRANT, dated as of the date of grant first stated above (the "Date of Grant"), is delivered by ScanSource, Inc., a South Carolina corporation
("ScanSource"), to                          (the "Grantee"), who is an officer
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or employee of ScanSource.

       WHEREAS, the Board of Directors of ScanSource (the "Board") has adopted, subject to shareholder approval, the ScanSource, Inc. 1993 Incentive Stock Option Plan (the "Plan"); and,

       WHEREAS, the Plan provides for the granting of incentive stock options by the Board to officers and employees of ScanSource to purchase shares of the Common Stock of ScanSource (the "Stock"), in accordance with the terms and provisions thereof; and

       WHEREAS, the Board considers the Grantee to be a person who is eligible for a grant of incentive stock options under the Plan, and has determined that it would be in the best interest of ScanSource to grant the incentive stock options documented herein.

       NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Grant of Option. Subject to the terms and conditions hereinafter set forth, ScanSource, with the approval and at the direction of the Board, hereby grants to the Grantee, as of the Date of Grant, an option to purchase up to
                                                                     -------
shares of Stock at a price of $        per share, the fair market value.  Such
                               -------
option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares." The Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option (as such term is defined under section 422 of the Internal Revenue Code of 1986 (the "Code")).

2. Installment Exercise. Subject to such further limitations as are provided herein, the Option shall become exercisable in three (3) installments, the Grantee having the right hereunder to purchase from ScanSource the following number of Option Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:

       (a) on and after the first anniversary of the Date of Grant, up to one-third (ignoring fractional shares) of the total number of Option Shares;

       (b) on and after the second anniversary of the Date of Grant, up to an additional one-third (ignoring fractional shares) of the total number of Option Shares; and

       (c) on and after the third anniversary of the Date of Grant, the remaining Option Shares.

3. Termination of Option.

       (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of ten (10) years from the Date of Grant (the "Expiration Date").

SCANSOURCE, INC. Incentive Stock Option Agreement
Grant of Incentive Stock Option
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       (b) Upon the occurrence of the Grantee's ceasing to be employed by
ScanSource as a result of a termination of employment for cause by the Company, the Option, to the extent not previously exercised, shall terminate and become null and void immediately upon such termination of the Grantee's employment. Upon a termination of the Grantee's employment by reason of disability, death or retirement, or a termination at the Company's or the employee's election (other than a termination for cause by the Company), the Option may be exercised during the following periods, but only to the extent that the Option was outstanding and exercisable on any such date of termination:

          (i) the one-year period following the date of such termination of the Grantee's employment in the case of a disability (within the meaning of Section 22(e)(3) of the Code),

          (ii) the six-month period following the date of issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Grantee, in the case of the Grantee's death during his employment by the Employer, but not later than one year after the Grantee's death, and

          (iii) the three-month period following the date of such termination in the case of retirement on or after attainment of age 65, or termination in the case of disability other than as described in (i) above, or termination at the Company's or the employee's election (other than termination for cause by the Company).

In no event, however, shall any such period extend beyond the Expiration Date.

       (c) In the event of the death of the Grantee, the Option may be exercised by the Grantee's legal representative(s), but only to the extent that the Option would otherwise have been exercisable by the Grantee.

       (d) A transfer of the Grantee's employment between ScanSource and any subsidiary of ScanSource, or between any subsidiaries of ScanSource, shall not be deemed to be a termination of the Grantee's employment.

       (e) Notwithstanding any other provisions set forth herein or in the Plan, if the Grantee shall (i) commit any act of malfeasance or wrongdoing affecting ScanSource, (ii) breach any covenant not to compete or employment contract with ScanSource, or (iii) engage in conduct that would warrant the Grantee's discharge for cause (excluding general dissatisfaction with the performance of the Grantee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon ScanSource), any unexercised portion of the Option shall immediately terminate and be void.

4. Exercise of Options.

       (a) Subject to such further limitations as are provided herein, the Option shall be exercisable at any time and from time to time during the period commencing one (1) year from the Date of Grant and ending ten (10) years (five
(5) years for 110 percent shareholders as described in the Plan) from the Date of Grant. The Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of ScanSource written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

       (b) Full payment (in U.S. dollars) by the Grantee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Secretary, in whole or in part through the surrender of previously acquired shares of Stock at their fair market value on the exercise date.

SCANSOURCE, INC. Incentive Stock Option Agreement
Grant of Incentive Stock Option
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       On the exercise date specified in the Grantee's notice or as soon thereafter as is practicable, ScanSource shall cause to be delivered to the Grantee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as ScanSource may elect) upon full payment for such Option Shares. The Grantee shall upon each exercise of a part or all of the option granted represent and warrant that his purchase of stock pursuant to such option is for investment only, and not with a view to distribution involving a public offering. The obligation of ScanSource to deliver Stock shall, however, be subject to the condition that if at any time the Board shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

       (c) If the Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Grantee's right to purchase such Option Shares may be terminated by ScanSource. The date specified in the Grantee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

5. Adjustment of and Changes in Stock of ScanSource. In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision, consolidation or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of ScanSource, the Board may make such adjustment as it deems appropriate in the number and kind of shares of Stock subject to the Option or in the option price; provided, however, that no such adjustment shall give the Grantee any additional benefits under the Option.

6. No Rights of Stockholders. Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of ScanSource with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

7. Non-Transferability of Option. During the Grantee's lifetime, the Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferable except, in case of the death of the Grantee, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the Rules thereunder, nor shall the Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, ScanSource may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

8. Employment Not Affected. Neither the granting of the Option nor its exercise shall be construed as granting to the Grantee any right with respect to continuance of employment of the Employer. Except as may otherwise be limited by a written agreement between the Employer and the Grantee, the right of the Employer to terminate at will the Grantee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by ScanSource, as the employer, and is acknowledged by the Grantee.

9. Amendment of Option. The Option may be amended by the Board or the Committee at any time (i) if the Board or the Stock Option Committee determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Grantee.

SCANSOURCE, INC. Incentive Stock Option Agreement
Grant of Incentive Stock Option
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10. Notice.  Any notice to ScanSource provided for in this instrument shall be addressed to it in care of its Secretary at its executive offices at 6 Logue Court, Suite G, Greenville, South Carolina 29615, and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the payroll records of ScanSource. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

12. Incorporation of Plan by Reference. The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Stock Option Committee shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

13. Governing Law. The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of South Carolina, except to the extent preempted by federal law, which shall to such extent govern.

       IN WITNESS WHEREOF, ScanSource has caused its duly authorized officers to execute and attest this Grant of Incentive Stock Option, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.

                                   SCANSOURCE, INC.

                                   By:
                                      -------------------------------
                                    Its:  President

                                   Attest:

                                   ----------------------------------
                                   Secretary


                                   ACCEPTED AND AGREED TO:


                                   By:
                                      -------------------------------
                                       Grantee

SCANSOURCE, INC. Incentive Stock Option Agreement
Grant of Incentive Stock Option
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